Exhibit 99.4

The following unaudited pro forma condensed combined financial information is based on the historical consolidated financial statements of Community First Bancshares, Inc. and ABB Financial Group, Inc. under the assumptions and adjustments set forth in the accompanying notes. The pro forma information, while helpful in illustrating the financial characteristics of Community First Bancshares, Inc. following the merger under one set of assumptions, does not attempt to predict or suggest future results. The pro forma information also does not necessarily reflect what the historical results of Community First Bancshares, Inc. would have been had our companies been combined during the periods or as of the date for which the pro forma information is presented.

COMMUNITY FIRST BANCSHARES, INC. / ABB FINANCIAL GROUP, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of September 30, 2019 ($000)

(Unaudited)

	As of September 30, 2019			Pro Forma Adjustments		Cancel Sub Debt & Redeem Preferred Stock		Pro Forma Combined
	Historical
	COMMUNITY FIRST (1)	ABB FINANCIAL(2)
ASSETS
					(3) (7)
Cash and Due From Banks	$3,329	$5,498		$(21,906	)(11b)	$(10,641	)(21)	$(23,720)
Interest-Earning Deposits in Other Depository Institutions	34,672	18,078		—		—		52,750
Fed Funds Sold	—	17,058		—		—		17,058
Investment Securities	4,047	17,325		—		—		21,372
Federal Home Loan Bank Stock	278	1,892		—		—		2,170
Loans & Leases Held for Sale	—	—		—		—		—
Loans & Leases Held to Maturity	252,367	257,200		(2,327	)(4)	—		507,240
Allowance for Loan and Lease Losses	(4,242)	(2,820)		2,820	(5)	—		(4,242)

Loans, net	248,125	254,380		493		—		502,998

Premises and Fixed Assets	8,590	1,034		—		—		9,624
Bank Owned Life Insurance	7,410	7,401		—		—		14,811
Other Real Estate Owned	140	1,407		(11	)(6)	—		1,536
Goodwill	—	—		17,915	(8)	—		17,915
Core Deposit Intangible	—	—		1,913	(9)	—		1,913
Deferred Tax Asset	2,048	3,098		—		—		5,146
Other Assets	1,088	1,966		—		(232	)(22)	2,822

Total Assets	$309,727	$329,137		$(1,596)		$(10,873)		$626,395

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Deposits	$229,056	$251,376		$265	(10)	$—		$480,697
Securities Sold under Repurchase Agreements	—	9,062		—		—		9,062
FHLB Advances/Other Borrowings	—	33,000		21,453	(11)	—		54,453
Subordinated Debentures	—	1,657		—		(1,657	)(17) (22)	—
Other Liabilities (a)	4,124	5,041	(a)	21	(12) (13)	(3,325	)(18) (19)	5,861

Total Liabilities	233,180	300,136		21,739		(4,982)		550,073

Shareholders’ Equity
Preferred Stock	—	5,891		—		(5,891	)(20)	—
Common Stock	76	33,924		(33,924	)(14)			76
Additional Paid in Capital	29,384	—		—				29,384
Retained Earnings (a)	47,082	(10,990	)(a)	10,765	(15)			46,857
AOCI	5	176		(176	)(16)			5

Total Shareholders’ Equity	76,547	29,001		(23,335)		(5,891)		76,322

Total Liabilities and Shareholders’ Equity	$309,727	$329,137		$(1,596)		$(10,873)		$626,395

Footnotes: ($000)				$0

(1)	Source: Community First’s September 30, 2019 10-Q.
(2)	Source: ABB’s September 30, 2019 Internal Consolidated Financial Statements adjusted (a).
	(a) Adjusted to reflect the accrual of deferred preferred dividends of $2.677 million.
(3)	Remaining acquisition related expenses, consisting of:
	Acquisition expenses for Community First:		$225
	Acquisition expenses for ABB:		70
	After tax restructuring charges for ABB:		1,273

	Total		$1,568

(4)	Estimated credit and interest rate fair market value adjustments to acquired loan portfolio as follows:
	Credit fair value adjustment	$(3,256)
	Interest rate fair value adjustment	929

	Total	$(2,327)

(5)	Elimination of ABB’s allowance (credit risk contemplated in fair value adjustment in footnote 4 above)
(6)	Adjustment to carrying value of ABB’s OREO		$(11)

	Goodwill is calculated as:
(7)	Purchase price, total	(Cash consideration)		$40,338

	Acquired common equity@9/30/2019		$23,110
	Less: ABB’s acquisition costs/restructuring cost		(1,343)

	Taxable fair value accounting adjustments:
	Loan yield premium		929
	Loan credit discount		(3,256)
	Elimination of existing loan ALLL		2,820
	OREO valuation adjustment		(11)
	Certificates of Deposit Yield Premium		(265)
	Borrowings Yield Premium		(1,453)
	Lease liability adjustment		209
	Core Deposit Intangible		1,913
	Deferred Tax Asset from FV Adjusts @26%		(230)

	Net Assets Acquired			22,423

(8)	Goodwill			$17,915
Goodwill is an intangible asset that is not subject to amortization, and will be tested annually for impairment.

Footnotes (continued) ($000)
(9)	Core deposit intangible adjustment; amortized over 9 years using the SYD method.		$1,913
(10)	Fair market value yield premium adjustment on certificates of deposits		$265
(11)	FHLB borrowings adjustment:		$1,453
(11a)	Fair market value yield premium adjustment on FHLB borrowings	$1,453
(11b)	90 day FHLB advance to partially fund purchase price	20,000

		$21,453

(12)	Fair market value lease liability		$(209)
(13)	Deferred tax liability created in the merger		$230
(14)	Elimination of ABB’s common stock equity (no par value)		$(33,924)
(15)	Consists of:
	Elimination of ABB’s retained earnings deficit	$10,990
	Acquisition related expenses	(225)	For Community First

	Total retained earnings adjustment	$10,765

(16)	Elimination of ABB’s AOCI	$(176)

(17)	Cancel/Repay ABB’s subordinated debt	$(1,425)
(18)	Repayment of accrued interest on ABB’s subordinated debt	(648)
(19)	Repayment of ABB’s accrued Preferred Stock dividends	(2,677)
(20)	Redemption of ABB’s Preferred Stock	(5,891)

(21)	Total cash paid	$(10,641)

(22)	Eliminate wholly-owned grantor trust (re sub debt)	$(232)

COMMUNITY FIRST BANCSHARES, INC. / ABB FINANCIAL GROUP, INC.

PRO FORMA INCOME STATEMENT FOR THE 9 MONTHS ENDED SEPTEMBER 30, 2019 ($000)

	Historical
	COMMUNITY FIRST (1)	ABB FINANCIAL(2)		Pro Forma Adjustments		Pro Forma Combined
Interest Income:
Loans	$10,464	$9,154		$393	(3)	$20,011
Investments	332	522		—		854
Other Interest-Earning Assets	448	522		—		970

Total Interest Income	11,244	10,198		393		21,835

Interest Expense:
Deposits	1,635	2,223		(212	)(4)	$3,646
Borrowings	26	738		(45	)(5)	719

Total Interest Expense	1,661	2,961		(257)		4,365

Net Interest Income	9,583	7,237		650		17,470
Provision for Loan and Lease Losses	—	82		—		82

Net Interest Income After Provision	9,583	7,155		650		17,388

Noninterest Income:
Service Charges and Fees	620	53		—		673
Investment Securities Gains	—	—		—		—
Other Income	610	314		—		924

Total Noninterest Income	1,230	367		—		1,597

Noninterest Expense:
Salaries and Benefits	5,519	2,944		—		8,463
Premises and equipment	1,421	578		41	(6)	2,040
Data Processing	1,360	302		—		1,662
Legal and Accounting	1,037	213		—		1,250
Other Real Estate Owned	(85)	149		—		64
Other expenses	1,616	1,203		261	(6)	3,080

Total Noninterest Expense	10,868	5,389		302	(6)	16,559

Income Before Income Taxes	(55)	2,133		348		2,426
Income Tax (Benefit)/Provision	(94)	634		91	(7)	631

Net Income	39	1,499		258		1,796
Preferred Dividend Payments (a)	—	$(447	)(a)	$447	(8)	—

Income Available to Common Shareholders	$39	$1,052		$705		$1,796

(1) Source: Community First’s September 30, 2019 10-Q.
(2) Source: ABB’s September 30, 2019 Internal Consolidated Financial Statements adjusted (a).
(a) Adjusted to reflect the accrual of 9 months of deferred dividends on preferred stock of $447,000.
(3) Consists of:
9 months of Year 1 amortization of loan yield premium:	$(168)	Level yield method
9 months of Year 1 accretion of loan credit discount:	561	Level yield method

	$393

(4) 9 months of Year 1 amortization of CD yield premium:	$(212)	Straight line amortization
(5) Consists of:
9 months of Year 1 amortization of borrowings yield premium	(192)	Straight line amortization
9 months of interest expense savings from sub debt canceled	(108)
9 months interest expense on new $20 million FHLB borrowing	255

	$(45)

(6) Consists of:
Less: 9 months amortization cost of the core deposit intangible: sum of years digits 10 yr		$261
Less: 9 months amortization cost lease fair value adjustment: straight line		41

		$302

(7) Marginal tax rate of 26%.

(8) 9 months of Year 1 dividend savings from redemption of preferred stock		$447

COMMUNITY FIRST BANCSHARES, INC. / ABB FINANCIAL GROUP, INC.

PRO FORMA INCOME STATEMENT FOR THE LATEST FISCAL YEAR END ($000)

	Historical			Pro Forma Adjustments		Pro Forma Combined
	9/30/2018 COMMUNITY FIRST (1)	12/31/2018 ABB FINANCIAL(2)
Interest Income:
Loans	$13,301	$10,553		$530	(3)	$24,384
Investments	573	544		—		1,117
Other Interest-Earning Assets	418	485		—		903

Total Interest Income	14,292	11,582		530		26,404

Interest Expense:
Deposits	1,420	1,729		(228	)(4)	2,921
Borrowings	136	822		(60	)(5)	898

Total Interest Expense	1,556	2,551		(288)		3,819

Net Interest Income	12,736	9,031		818		22,585
Provision for Loan and Lease Losses	500	—		—		500

Net Interest Income After Provision	12,236	9,031		818		22,085

Noninterest Income:
Service Charges and Fees	727	69		—		796
Investment Security Gains	—	559		—		559
Small Business Administration (SBA) Loan Fees	586	—		—		586
Other Income	595	341		—		936

Total Noninterest Income	1,908	969		—		2,877

Noninterest Expense:
Salaries and Benefits	6,585	3,890		—		10,475
Premises and equipment	1,706	721		55	(6)	2,482
Data Processing	891	270		—		1,161
Legal and Accounting	1,091	174		—		1,265
Other Real Estate Owned	80	111		—		191
Other expenses	2,137	1,605		348	(6)	4,090

Total Noninterest Expense	12,490	6,771		402	(6)	19,663

Income Before Income Taxes	1,654	3,229		416		5,299
Income Tax/Provision	1,205	823		108	(7)	2,136

Net Income	449	2,406		308		3,163

Preferred Dividend Payments (b)	—	(597	)(b)	597	(8)	—

Income Available to Common Shareholders	$449	$1,809		$905		$3,163

(1) Source: Community First’s 10-K for fiscal year ended September 30, 2018 (a)
(a) Fiscal year changed to December 31 effective with 12/31/2018 10-QT
(2) Source: ABB’s Audited Financial Report December 31, 2018 (b)
(b) Adjusted to reflect the accrual of 12 months of deferred dividends on preferred stock of $597,000.
(3) Consists of:
12 months of Year 1 amortization of loan yield premium:	$(218)	Level yield method
12 months of Year 1 accretion of loan credit discount:	748	Level yield method

	$530

(4) 12 months of Year 1 amortization of CD yield premium:	$(228)	Straight line amortization
(5) Consists of:
12 months of Year 1 amortization of borrowings yield premium:	$(256)	Straight line amortization
12 months of interest expense savings from sub debt canceled:	(144)
12 months interest expense on new $20 million FHLB borrowing	340

	$(60)

(6) Consists of:
Less: 12 months amortization cost of the core deposit intangible: sum of years digits 10 yr		$348
Less: 12 months amortization cost lease fair value adjustment: straight line		55

		$402

(7) Marginal tax rate of 26%.
(8) 12 months of dividend savings from redemption of preferred stock		$597

5